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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   March 13, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
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                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (904) 421-1400

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This  Current  Report on Form 8-K is filed by  Interline  Brands,  Inc., a New
Jersey corporation ("Interline Opco"), whose parent corporation is Interline Brands, Inc., a Delaware corporation (NYSE:IBI)("Interline Brands").


ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ADOPTION OF FORMS OF STOCK OPTION AGREEMENT

On March 13, 2006, the Compensation Committee of the Board of Directors of Interline Brands adopted two forms of stock option agreement for use in respect of all grants of stock options made to the executive and non-executive employees, respectively, of Interline Brands on or after such date. Such forms of agreement are referenced in the Exhibit Index of this Current Report on Form 8-K.

GRANT OF OPTIONS

On March 13, 2006, the Compensation Committee of Interline Brands approved a grant of options to certain executive officers and other employees, including the following named executive officers: Michael J. Grebe 72,338, William E. Sanford 45,139, William R. Pray 11,285, Thomas J. Tossavainen 18,808, Fred M. Bravo 18,808, Pamela Maxwell 18,808.

APPROVAL OF RESTRICTED SHARE UNITS

On March 13, 2006, the Compensation Committee of Interline Brands approved a form of agreement for granting performance-based restricted share units ("RSUs") under the Interline Brands 2004 Equity Incentive Plan, such RSUs to be granted at the discretion of the Compensation Committee in amounts representing the right to receive not more than 150,000 shares of Interline Brands' common stock per year per participant.

Under Interline Brands' form of RSU agreement referenced in the Exhibit Index of this Current Report on Form 8-K, following a two year performance period, 50% of any awards will be subject to vesting in accordance with a performance target set by the Compensation Committee of Interline Brands within the first 90 days of the applicable performance period, with an identical portion of the award vesting on the third anniversary of the date of grant, provided that the award recipient remains employed by Interline Brands. Each RSU that vests will be settled for a single share of Interline Brands common stock, with cash payment made for any fractional shares.

If the award is assumed and replaced by an award of equivalent value on a change in control that occurs within a year of the date of grant, the RSUs that exceed the "target award" (as defined in the RSU agreement) be will forfeited upon the change in control and the remaining RSUs will vest 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant, subject only to the award recipient remaining employed by Interline Brands on the relevant date. If a change in control occurs on or after the first and before the second anniversary of the date of grant, the Committee will determine the percentage by which the performance target has been met, as adjusted for a shorter performance period, and the RSUs for which the percentage of the performance target has met will then be subject to time-based vesting as described in the immediately preceding sentence (with any RSUs for which the percentage of the performance target is not met being forfeited upon the change in control). If the award is not assumed or replaced upon a change in control as described above, then the award will be subject to the same conversion rules as described above for awards that are so assumed or replaced, except that all vesting will occur immediately prior to the change in control. All outstanding unvested RSUs will vest on a termination without cause (or upon termination for good reason, if such term is defined in the executive's employment agreement) that occurs within 24 months following a change in control of Interline Brands.

Upon a termination due to death or disability that occurs within two years of the date of grant, a pro rata portion of the target award will vest based on service through the month in which the termination occurs. If the termination due to death or disability occurs after the second anniversary of the date of grant, then any outstanding unvested RSUs will vest on the date of termination.


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GRANTS OF RSUS TO EXECUTIVE OFFICERS

On March 13, 2006, the Compensation Committee of Interline Brands approved an initial grant of RSUs to certain executive officers, including the named executive officers below, with a performance target based on an earnings per share ("EPS") growth-based formula. Grantees will be entitled to up to 150% of the target amount if EPS targets are exceeded at the end of the 2006-2007 performance period, subject to the terms of the agreements, with no awards vesting if less than 80% of the EPS target is met. The following represents the maximum number of shares each named executive officer may receive under his or her RSU grant: Michael J. Grebe 39,063, William E. Sanford 24,375, William R. Pray 6,094, Thomas J. Tossavainen 10,156, Fred M. Bravo 10,156, Pamela Maxwell 10,156.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   EXHIBITS

             EXHIBIT       DESCRIPTION
             -------       -----------

               10.1 Form of stock option agreement (executive) of Interline Brands (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of Interline Brands dated March 17, 2006).

               10.2 Form of stock option agreement (non-executive) of Interline Brands (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K of Interline Brands dated March 17, 2006).

               10.3        Form  of   restricted   share  unit   agreement  of
                           Interline Brands (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K of Interline Brands dated March 17, 2006).





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERLINE BRANDS, INC.
                                          (a New Jersey Corporation)



                                       By: /s/ Laurence W. Howard
                                           ------------------------------
                                           Name:  Laurence W. Howard
                                           Title: Vice President, General
                                                  Counsel and Secretary





Date:  March 17, 2006



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                               INDEX TO EXHIBITS



EXHIBIT            DESCRIPTION
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10.1               Form of stock  option  agreement  (executive)  of Interline
                   Brands (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of Interline Brands dated March
                   17, 2006).

10.2 Form of stock option agreement (non-executive) of Interline Brands (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K of Interline Brands dated March 17, 2006).

10.3 Form of restricted share unit agreement of Interline Brands (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K of Interline Brands dated March 17,
                   2006).




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